UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

LIGHTLAKE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-139915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

86 Gloucester Place, Ground Floor Suite, London, England W1U 6HP

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 203 617 8739

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2013, Lightlake Therapeutics Inc. (the “Company”) amended its employment agreements with Dr. Michael Sinclair, our Executive Chairman (the “Sinclair Amendment”), Dr. Roger Crystal, our Chief Executive Officer (the “Crystal Amendment”), and Mr. Kevin Pollack, our Chief Financial Officer (the “Pollack Amendment”).

The Sinclair Amendment

The Sinclair Amendment amends the amended employment agreement between the Company and Dr. Sinclair dated December 31, 2012. The Sinclair Amendment extends the term of Dr. Sinclair’s employment until December 31, 2015.

From January 1, 2014 until December 31, 2014, Dr. Sinclair will receive a base salary of $325,000, subject to adjustment in accordance with the Sinclair Amendment. Notwithstanding the foregoing, between January 1, 2014 and December 31, 2014, Dr. Sinclair shall not actually receive more than $175,000 of the total cash compensation earned by Dr. Sinclair between January 1, 2014 and December 31, 2014 unless either: (a) there is a Change in Control (as defined in the Sinclair Amendment); (b) a termination event as set forth in Paragraph 7 of the Sinclair Amendment; or (c) a majority of the Board of Directors approves the receipt of cash compensation by Dr. Sinclair from the Company in excess of $175,000 between January 1, 2014 and December 31, 2014, in which case a majority of the Board of Directors shall determine the amount of such payment of cash compensation by the Company to Dr. Sinclair, but in no event shall such amount be in excess of the total amounts owed by the Company to Dr. Sinclair at such time. All amounts earned by Dr. Sinclair between January 1, 2014 and December 31, 2014 in excess of the amounts actually paid to Dr. Sinclair shall accrue and be owed by the Company to Dr. Sinclair. From January 1, 2015 until December 31, 2015, Dr. Sinclair will receive a base salary of $350,000. Throughout the term of the Sinclair Amendment Dr. Sinclair will have certain incentive bonus opportunities pursuant to certain objectives as outlined in the Sinclair Amendment. Moreover, the Company agreed to grant upon execution of the Sinclair Amendment 7,500,000 stock options exercisable at $0.06 per share which expire ten years from the options grant date, 3,000,000 stock options exercisable at $0.08 per share which expire ten years from the options grant date and 3,000,000 stock options exercisable at $0.10 per share which expire ten years from the options grant date. The Sinclair Amendment also provides for the Company to issue each year additional stock options of no less than three percent (3%) of the amount of shares issued and outstanding on a fully diluted basis as of December 15, 2014 and 2015.

The Crystal Amendment

The Crystal Amendment amends the amended employment agreement between the Company and Dr. Crystal dated December 31, 2012. The Crystal Amendment extends the term of Dr. Crystal’s employment until December 31, 2015.

From January 1, 2014 until December 31, 2014, Dr. Crystal will receive a base salary of $475,000, subject to adjustment in accordance with the Crystal Amendment. Notwithstanding the foregoing, between January 1, 2014 and December 31, 2014, Dr. Crystal shall not actually receive more than $330,000 of the total cash compensation earned by Dr. Crystal between January 1, 2014 and December 31, 2014 unless either: (a) there is a Change in Control (as defined in the Crystal Amendment); (b) a termination event as set forth in Paragraph 7 of the Crystal Amendment; or (c) a majority of the Board of Directors approves the receipt of cash compensation by Dr. Crystal from the Company in excess of $330,000 between January 1, 2014 and December 31, 2014, in which case a majority of the Board of Directors shall determine the amount of such payment of cash compensation by the Company to Dr. Crystal, but in no event shall such amount be in excess of the total amounts owed by the Company to Dr. Crystal at such time. All amounts earned by Dr. Crystal between January 1, 2014 and December 31, 2014 in excess of the amounts actually paid to Dr. Crystal shall accrue and be owed by the Company to Dr. Crystal. Between January 1, 2014 and December 31, 2014, the Company shall pay Dr. Crystal no less than $330,000 of the total cash compensation earned by Dr. Crystal between January 1, 2014 and December 31, 2014. From January 1, 2015 until December 31, 2015, Dr. Crystal will receive a base salary of $593,750. Throughout the term of the Crystal Amendment Dr. Crystal will have certain incentive bonus opportunities pursuant to certain objectives as outlined in the Crystal Amendment. Moreover, the Company agreed to grant upon execution of the Crystal Amendment 7,500,000 stock options exercisable at $0.06 per share which expire ten years from the options grant date, 10,000,000 stock options exercisable at $0.08 per share which expire ten years from the options grant date and 10,000,000 stock options exercisable at $0.10 per share which expire ten years from the options grant date. The Crystal Amendment also provides for the Company to issue each year additional stock options of no less than six percent (6%) of the amount of shares issued and outstanding on a fully diluted basis as of December 15, 2014 and 2015.

The Pollack Amendment

The Pollack Amendment amends the amended employment agreement between the Company and Mr. Pollack dated December 31, 2012. The Pollack Amendment extends the term of Mr. Pollack’s employment until December 31, 2015.

From January 1, 2014 until December 31, 2014, Mr. Pollack will receive a base salary of $450,000, subject to adjustment in accordance with the Pollack Amendment. Notwithstanding the foregoing, between January 1, 2014 and December 31, 2014, Mr. Pollack shall not actually receive more than $300,000 of the total cash compensation earned by Mr. Pollack between January 1, 2014 and December 31, 2014 unless either: (a) there is a Change in Control (as defined in the Pollack Amendment); (b) a termination event as set forth in Paragraph 7 of the Pollack Amendment; or (c) a majority of the Board of Directors approves the receipt of cash compensation by Mr. Pollack from the Company in excess of $300,000 between January 1, 2014 and December 31, 2014, in which case a majority of the Board of Directors shall determine the amount of such payment of cash compensation by the Company to Mr. Pollack, but in no event shall such amount be in excess of the total amounts owed by the Company to Mr. Pollack at such time. All amounts earned by Mr. Pollack between January 1, 2014 and December 31, 2014 in excess of the amounts actually paid to Mr. Pollack shall accrue and be owed by the Company to Mr. Pollack. Between January 1, 2014 and December 31, 2014, the Company shall pay Mr. Pollack no less than $300,000 of the total cash compensation earned by Mr. Pollack between January 1, 2014 and December 31, 2014. From January 1, 2015 until December 31, 2015, Mr. Pollack will receive a base salary of $562,500. Throughout the term of the Pollack Amendment Mr. Pollack will have certain incentive bonus opportunities pursuant to certain objectives as outlined in the Pollack Amendment. Moreover, the Company agreed to grant upon execution of the Pollack Amendment 7,500,000 stock options exercisable at $0.06 per share which expire ten years from the options grant date, 9,000,000 stock options exercisable at $0.08 per share which expire ten years from the options grant date and 9,000,000 stock options exercisable at $0.10 per share which expire ten years from the options grant date. The Pollack Amendment also provides for the Company to issue each year additional stock options of no less than six percent (6%) of the amount of shares issued and outstanding on a fully diluted basis as of December 15, 2014 and 2015.

The foregoing descriptions of the Sinclair Amendment, Crystal Amendment, and Pollack Amendment  (collectively, the “Amendments”) are qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Employment Agreement with Michael Sinclair dated December 31, 2013.
10.2	Second Amendment to Executive Letter of Reappointment with Roger Crystal dated December 31, 2013.
10.3	Second Amendment to Executive Letter of Appointment with Kevin Pollack dated December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightlake Therapeutics Inc.

Dated: February 25, 2014	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: President and Chief Executive Officer